Amplify Travel Tech ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 5.2%
Travelzoo (a)	35,588	$709,980
TripAdvisor, Inc. (a)	162,510	2,400,273
		3,110,253

Consumer Discretionary - 78.6%(b)
Adventure, Inc.	10,902	238,282
Airbnb, Inc. - Class A (a)	20,300	2,667,623
Airtrip Corp.	52,485	383,051
Amadeus IT Group SA	34,409	2,429,994
Booking Holdings, Inc.	524	2,603,452
Corporate Travel Management Ltd.	293,852	2,410,681
CVC Brasil Operadora e Agencia de Viagens SA (a)	1,989,046	447,530
Despegar.com Corp. (a)	144,459	2,780,836
eDreams ODIGEO SA (a)	312,307	2,813,518
Expedia Group, Inc. (a)	12,822	2,389,123
Flight Centre Travel Group Ltd.	233,087	2,407,184
Global Business Travel Group I (a)	259,266	2,405,989
Hana Tour Service, Inc.	59,589	2,197,930
MakeMyTrip Ltd. (a)	21,104	2,369,557
On the Beach Group PLC (c)(d)	779,328	2,479,108
Sabre Corp. (a)	648,145	2,365,729
Temairazu, Inc.	12,044	247,149
Tongcheng Travel Holdings Ltd. (d)	1,095,438	2,566,568
Trainline PLC (a)(c)(d)	454,685	2,460,004
TravelSky Technology Ltd. - Class H	1,803,361	2,414,402
Trip.com Group Ltd. - ADR (a)	41,165	2,826,389
Webjet Group Ltd. (a)	2,043,575	1,100,791
Webjet Ltd. (a)	836,301	2,376,679
		47,381,569

Industrials - 10.2%
Blade Air Mobility, Inc. (a)	347,392	1,476,416
Lyft, Inc. - Class A (a)	160,888	2,075,455
Uber Technologies, Inc. (a)	43,173	2,604,195
		6,156,066

Information Technology - 6.0%
accesso Technology Group PLC (a)	187,462	1,253,707
SiteMinder Ltd. (a)	638,507	2,387,799
		3,641,506
TOTAL COMMON STOCKS (Cost $66,893,444)		60,289,394

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (e)	46,700	46,700
TOTAL SHORT-TERM INVESTMENTS (Cost $46,700)		46,700

TOTAL INVESTMENTS - 100.1% (Cost $66,940,144)		60,336,094
Liabilities in Excess of Other Assets - (0.1)%		(31,429)
TOTAL NET ASSETS - 100.0%		$60,304,665
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $4,939,112 or 8.2% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2024, the value of these securities total $7,505,680 or 12.4% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Travel Tech ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$60,289,394	$–	$–	$60,289,394
Money Market Funds	46,700	–	–	46,700
Total Investments	$60,336,094	$–	$–	$60,336,094

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of December 31, 2024
(% of Net Assets)
United States	$21,744,935	36.1%
Australia	10,683,134	17.6
China	7,807,359	13.0
United Kingdom	6,192,819	10.3
Spain	5,243,512	8.7
Argentina	2,780,836	4.6
India	2,369,557	3.9
South Korea	2,197,930	3.7
Japan	868,482	1.4
Brazil	447,530	0.8
Liabilities in Excess of Other Assets	(31,429)	(0.1)
	$60,304,665	100.0%